Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Timpani Active SMID Growth ETF

(the “Fund”)

Supplement dated June 22, 2026

to the Fund’s Prospectus dated June 22, 2026

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

Although the Fund's registration statement has become effective under the Securities Act of 1933, as amended, shares of the Fund are not yet available for purchase. Shares of the Fund are not currently listed on any national securities exchange and are not available for purchase or sale at this time. The Fund expects to commence operations and list its shares on the Texas Stock Exchange LLC (“TXSE”) at a future date to be announced.

Investors will be notified of the date the Fund is scheduled to list and begin trading on the TXSE through a subsequent supplement to the Fund’s Prospectus or through other means of notice as required by applicable law. Until such notice is provided, the Fund is not open for investment and no offers, purchases, trading or redemptions of shares of the Fund will be accepted.

This Supplement is not an offer to sell or a solicitation of an offer to buy shares of the Fund.

Please retain this supplement for future reference.